UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8033	75-6280532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Royalty Trust Management Southwest Bank 2911 Turtle Creek Boulevard Suite 850 Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (855) 588-7839

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 19, 2016, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on July 29, 2016. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

By:	SOUTHWEST BANK, TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST

By:	/s/ RON HOOPER
Ron Hooper Senior Vice President

Date: July 19, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 19, 2016.